UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

July 28, 2004

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2500 Wilcrest, 5th Floor, Houston, Texas 77042

 (Address of principal executive offices and zip code)

(713) 780-4754

 (Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed from last report)

Item 5.                                   Other Events.

On July 28, 2004, the Company issued a press release announcing the six-month marker data of the first Isolagen Process Phase III study that indicates a positive response in 82% of the Isolagen treated patients who were evaluated.  The reader is advised to read the press release in its entirety.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: July 28, 2004	By:	/s/ Jeffrey W. Tomz
Chief Financial Officer